Return after recording to:
Moore & Van Allen (MEC)
3000 NCNB Plaza
Charlotte, NC 28280

                             STATE OF NORTH CAROLINA

COUNTY OF DUPLIN

                         FIRST AMENDMENT TO GROUND LEASE
                         -------------------------------

         THIS FIRST AMENDMENT TO GROUND LEASE dated the 16th day of December, 1991, by and between GUILFORD MILLS, INC., a Delaware corporation having an address at Post Office Box 26969, Greensboro, North Carolina 27419-6969 (hereinafter referred to as "Landlord") and

         UNITED STATES TRUST COMPANY OF NEW YORK, not in its individual capacity, but solely as owner Trustee under that certain Trust Agreement dated as of November 1, 1984 between General Electric Capital Corporation, (then known as General Electric Credit Corporation) and United States Trust Company of New York, as amended and restated as of December 16, 1985 (in such capacity the "Kenansville Owner Trustee") (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Landlord and Cogentrix of North Carolina, Inc. (formerly, Cogentrix Leasing Corporation), a North Carolina corporation ("Cogentrix") entered into that certain Ground Lease dated November 30, 1984, a memorandum of which is recorded with the Duplin County, North Carolina Register of Deeds in Book 937, at Page 169 (the "Lease"), pursuant to which Cogentrix leased from Landlord all that certain tract, piece or parcel of land situated in Duplin County, North Carolina, and more particularly described on Exhibit A attached to the Lease and incorporated herein by reference (the "Demised Premises");

         WHEREAS, Cogentrix assigned all of its right, title and interest in and to the Lease to Tenant pursuant to a Bill of Sale, Assignment of Interest in Ground Lease and General Assignment dated as of May 1, 1986 and recorded with the Duplin County Register of Deeds in Book 962, at Page 131; and

         WHEREAS, the parties hereto desire to amend said Lease as more particularly set forth below.

         NOW, THEREFORE, in consideration of $10.00, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants contained herein, and intending to be legally bound hereby, Landlord and Tenant hereby agree with each other as follows:

         1. Assignment and Subletting Article XI of the Lease is hereby amended by the addition of new Section 11.2, to read as follows:

                  Section 11, 2. Tenant may sublet, subject -to Landlord's consent, which consent shall not be unreasonably withheld, delayed or denied, any portion of the Demised Premises for use as a manufacturing plant in accordance with Section 5.1; provided however, that if the qualification of Tenant's cogeneration facility under PURPA is in jeopardy under the circumstances described in Section 5.1, then Landlord's consent shall not be required.

         2. Ratification. Except as modified hereby, all of the terms and provisions of the Lease shall remain in full force and effect and shall continue to apply to the Demised Premises.

         3. Effective Date. This Amendment shall be effective as of the date first set forth above on execution by each of the parties hereto.

         4. Governing Law. The Lease and this Amendment shall be governed by and construed in accordance with the laws and court decisions of the State of North Carolina.

         5. Definitions. Any defined term used herein but not defined herein shall have such meaning ascribed to it in the Lease.

























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

IN WITNESS WHEREOF, the Parties have hereunto executed this document under seal by their duly authorized corporate officers.

                                                 LANDLORD:

                                                 GUILFORD MILLS, INC.
ATTEST:

By:______________________________                BY:____________________________

Title:_______________Secretary                   Title:________________President

       (Corporate Seal)

                                                 TENANT:

                                                 UNITED STATES TRUST COMPANY OF
                                                    NEW YORK, not in its
                                                    individual-capacity, but
                                                    solely as the Kenansville
Attest:__________________________                   Owner Trustee
       Title: Assistant Secretary



                                                 BY:____________________________

                                                 Title: Vice President




The undersigned joins in the execution hereof solely for the purpose of consenting to the terms hereof as the sublessee of the Demised Premises.

                                                  COGENTRIX OF NORTH CAROLINA,
                                                  INC.

ATTEST:

By:_____________________________                  By:___________________________

Title:Assistant Secretary                         Title: SR Vice President

(Corporate Seal)






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